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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    March 8, 2001

                                SEACOR SMIT Inc.

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             (Exact name of registrant as specified in its charter)

Delaware                             0-12289                  13-3542736
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(State or other jurisdiction       (Commission             (I.R.S. employer
incorporation or organization)     File Number)            identification no.)

11200 Richmond Avenue, Suite 400          Houston, Texas           77082
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       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number,
including area code                       (713) 782-5990
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NY2:\1001155\01\73293.0004
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Item 5.  Other Events.

         On March 8, 2001, the Company announced that it had called for redemption $50,000,000 of the $96,327,000 in aggregate principal amount outstanding of its 5-3/8% convertible subordinated notes due 2006.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

99.1              SEACOR press release dated March 8, 2001.












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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SEACOR SMIT INC.
                                     (Registrant)


Date: March 9, 2000             By:/s/ Randall Blank
                                      ------------------------
                                      Name:   Randall Blank
                                      Title:  Executive Vice President and
                                              Chief Financial Officer








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                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT

99.1     SEACOR press release dated March 8, 2001












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